SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2012

Date of Report (Date of earliest event reported)

NDB Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2012, NDB Energy, Inc. (the “Company”) entered into an at-will employment agreement with Ms. Rhonda B. Rosen, pursuant to which Ms. Rosen will serve as the Company’s Chief Financial Officer and Treasurer (the “CFO Agreement”). Pursuant to the terms of the CFO Agreement, Ms. Rosen will provide the Company with all services customarily rendered by a chief financial officer for a company with a reporting obligation under the Securities Act of 1934, as amended, on an at-will, part-time basis. As compensation for her services, Ms. Rosen will receive a monthly salary of $6,000. A copy of the CFO Agreement is attached as Exhibit 10.1 hereto.

SECTION 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensator Arrangements of Certain Officers.

Effective as of May 1, 2012, the Company appointed Ms. Rhonda B. Rosen as its Chief Financial Officer and Treasurer. For additional information regarding the CFO Agreement entered into between the Company and Ms. Rosen see Item1.01 above.

Rhonda B. Rosen was appointed Chief Financial Officer and Treasurer of NDB Energy, Inc. effective May 2012. From August 2010 through February 2012, Ms. Rosen was the Treasurer, Chief Financial Officer and Chief Administrative Officer of Tonix Pharmaceuticals Holding Corp. and its wholly owned subsidiaries. Ms. Rosen has also been a partner at Tatum, an executive services firm, since March 2010, where she provides executive level financial consulting services. Between July 2007 and February 2010, Ms. Rosen served as the Treasurer and Chief Financial Officer of Validus Pharmaceuticals LLC and its predecessor companies, including Konanda Pharma Partners, LLC, Konanda Pharma Fund I, L.P, Validus Pharmaceuticals, Inc. and Fontus Pharmaceuticals, Inc. Between November 2006 and July 2007, Ms. Rosen was the Senior Vice President of Wood Creek Capital Management, the founding sponsor of Validus Pharmaceuticals LLC. Previously, Ms. Rosen was the Director of Sales at Liability Solutions Inc. (2004 to 2005); Managing Director of Insurance and Alternative Asset Management Investment Banking at Putnam Lovell NBF (1999 to 2003); and Managing Director of Insurance Investment Banking at CIBC World Markets (formerly Oppenheimer & Co.) (1992-1999). Ms. Rosen earned her MBA in Finance & Accounting and her BS in Economics from The Wharton School of Business, where she graduated summa cum laude, and her MS in Taxation from the from the Fox School of Business. Ms. Rosen started her career with PricewaterhouseCoopers LLP and is a Certified Public Accountant in the State of Pennsylvania.

Effective as of May 1, 2012, Mr. Amit S. Dang resigned as the Company’s Chief Financial Officer and a member of the Company’s Board of Directors. Mr. Dang’s resignation was not due to any disagreement between Mr. Dang and the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2012, the Company filed a Certificate of Amendment to its Articles of Incorporation changing the Company’s name to Armada Oil, Inc. For additional information regarding the Company’s name change see Item 5.07 below. A copy of the Certificate of Amendment is attached as Exhibit 10.2 hereto.

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Item 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2012, the Company’s shareholders, pursuant to a written consent in lieu of a special meeting signed by the shareholders owning a majority of the Company’s issued and outstanding shares (the “Consent”), authorized the Company to file a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change the Company’s name to Armada Oil, Inc. (the “Name Change”). The effective date for the Name Change has been set for May 7, 2012, subject to regulatory approval. Additionally, the Consent ratified the Company’s 2012 Long-Term Incentive Plan. A copy of the Company’s 2012 Long-Term Incentive Plan is attached hereto as Exhibit 99.1.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	At-Will Employment Agreement between NDB Energy, Inc. and Rhonda B. Rosen, dated May 1, 2012
10.2	Certificate of Amendment to the Articles of Incorporation of NDB Energy, Inc.
99.1	NDB Energy, Inc. 2012 Long-Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 7, 2012.

NDB Energy, Inc.

By: /s/ James Cerna, Jr.

James Cerna, Jr.

President and Chief Executive Office

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